UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 25, 2006 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Identification Number)

5001 North Second Street, Rockford, Illinois (Address of principal executive offices)		61111 (Zip Code)
815-877-7441 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 25, 2006,Woodward Governor Company (the "Registrant") reported its results of operations for its fiscal third quarter ended June 30, 2006. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events

On July 25, 2006, Woodward Governor Company (the "Registrant") announced that its Board of Directors authorized a stock repurchase program of $50,000,000 for a period of three years. This new authorization replaced the program previously approved by the Board in January 2005.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

A copy of the news release announcing the stock repurchase authorization is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Woodward Governor Company dated July 25, 2006

            99.2       Press Release of Woodward Governor Company dated July 25, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2006	WOODWARD GOVERNOR COMPANY By: /s/ Robert F. Weber, Jr. Robert F. Weber, Jr. Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Woodward Governor Company dated July 25, 2006
99.2	Press Release of Woodward Governor Company dated July 25, 2006